UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2016

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4655 Great America Parkway
Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Change in Control Agreements

On May 13, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Avaya Holdings Corp., the parent company of Avaya Inc. (the “Company”), approved a form of Avaya Inc. Executive Change in Control Agreement (the “CIC Agreement”), which will be entered into with key executives of the Company to facilitate such executives’ continued dedication to the Company notwithstanding the occurrence of a change in control of the Company and to encourage such executives’ full attention and dedication to the Company and its affiliated companies currently and in the event of a change in control. The Committee also approved a form of Avaya Inc. Executive Change in Control Agreement (the “CEO CIC Agreement”) to be entered into with Kevin J. Kennedy, the Company’s Chief Executive Officer (the “CEO”).

The CIC Agreement and the CEO CIC Agreement each provide that if the executive’s employment is terminated by the Company without cause (other than due to the executive’s death or disability) or by the executive for good reason, in each case, during the six months preceding a change in control of the Company or within the two years following a change in control of the Company, the executive will be entitled to receive certain payments and benefits. Upon such a qualifying termination, the CEO will be entitled to receive two and a half times the sum of his annual base salary and target annual bonus, while the Company’s other current Named Executive Officers (the “NEOs”), who were identified in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 (the “2015 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2015, will be entitled to receive two times the sum of their respective annual base salaries and target annual bonuses, each in addition to other benefits described in the CEO CIC Agreement and the CIC Agreement, respectively.

The foregoing description of the CIC Agreement and the CEO CIC Agreement does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the CIC Agreement and the CEO CIC Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Revisions to Fiscal 2016 Compensation

On May 13, 2016, the Committee approved changes to the Company’s executive compensation program, which included revisions to the Avaya Holdings Corp. Executive Committee Discretionary Annual Incentive Plan (the “EC DAIP”) and the long-term incentive awards granted to NEOs in November 2015. While no changes were made to the NEOs’ base salaries reported in the 2015 Form 10-K, aggregate NEO compensation for fiscal year 2016 was revised. The EC DAIP, which was previously filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 21, 2013, as amended by Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2016, provides executive officers with a semi-annual discretionary incentive opportunity intended to reward both Company and individual performance. The long-term incentive awards granted to NEOs in November 2015 consisted of cash awards, restricted stock units and stock options (collectively, the “FY2016 Long-Term Awards”), as detailed in the 2015 Form 10-K.

The Committee approved the following changes to the Company’s executive compensation program:

•Key Employee Incentive Plan: The EC DAIP and the Company’s long-term incentive plan were combined into the Avaya Inc. 2016 Key Employee Incentive Plan, which is a single market-based performance incentive program tied to Avaya’s Adjusted EBITDA metric (the “Key Employee Incentive Plan”). Payments under the Key Employee Incentive Plan will be earned each fiscal quarter, subject to achievement of applicable results and the executive’s continued employment through the end of the applicable fiscal quarter, and earned payments will be distributed to the executives during the next fiscal quarter. NEOs will earn compensation under the Key Employee Incentive Plan beginning in the fourth quarter of the Company’s 2016 fiscal year and continuing through the third quarter of the Company’s 2017 fiscal year. The FY2016 Long-Term Awards awarded to NEOs on November 17, 2015 will be cancelled, and such awards, as well as EC DAIP awards for the second half of fiscal year 2016, will be replaced by the payments and awards under the Key Employee Incentive Plan, as a condition of participation therein. On May 19, 2016, the Committee determined EC DAIP awards for the NEOs for the first half of fiscal year 2016, which awards will be paid as soon as practicable. The total amounts that would be payable to the NEOs under the Key Employee Incentive Plan for four full quarters of participation and assuming that all performance-based metrics are achieved each quarter are as follows: Kevin J. Kennedy $9,600,000; James Chirico $2,750,000; Amy Fliegelman Olli $1,650,000; and David Vellequette $2,350,000.

•Retention Awards: Each NEO will receive a one-time retention award which will be paid in the third quarter of the Company’s 2016 fiscal year, which award remains subject to clawback (generally on a pro rata basis) if the NEO is terminated by the Company for cause or resigns without good reason, in each case, within eighteen (18) months after the date of such retention award. In connection with the retention award granted to James Chirico, the cash retention award previously granted to James Chirico in November 2015, which was described in the 2015 Form 10-K, pursuant to which he was to receive $500,000 at the end of fiscal years 2016 and 2017, was modified to (i) accelerate the first payment of $500,000 so that such payment will be paid in the third quarter of the Company’s 2016 fiscal year, provided that this payment will be subject to pro-rata clawback if Mr. Chirico does not remain employed by the Company through September 30, 2016, and (ii) cancel the second $500,000 payment which was to be paid at the end of fiscal year 2017. The retention awards payable to the NEOs are as follows: Kevin J. Kennedy $6,900,000; James Chirico $2,000,000; Amy Fliegelman Olli $1,250,000; and David Vellequette $1,550,000.

The foregoing description of the Key Employee Incentive Plan and the retention awards does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the Key Employee Incentive Plan, the form of Key Employee Incentive Plan Participation Agreement, the form of Retention Bonus Agreement and Mr. Chirico’s Retention Bonus Agreement, which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Adoption of Long-Term Cash Incentive Plan

On May 19, 2016, the Committee approved the Avaya Holdings Corp. Cash Long-Term Incentive Plan (the “Cash Incentive Plan”) pursuant to which select employees of Avaya Holdings Corp. and its subsidiaries will receive cash incentives to reward them on their performance and that of the Company. The Committee did not approve any Cash Incentive Plan awards to NEOs, but it approved an initial form of Avaya Holdings Corp. Long-Term Cash Award Agreement to be used for certain future awards.

The foregoing description of the Cash Incentive Plan does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the Cash Incentive Plan and the form of Avaya Holdings Corp. Long-Term Cash Award Agreement, which are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Exhibit Name
10.1	Form of Avaya Inc. Executive Change in Control Agreement, dated May 13, 2016, between Avaya Inc. and an executive
10.2	Avaya Inc. Executive Change in Control Agreement, dated May 13, 2016, between Avaya Inc. and Kevin J. Kennedy
10.3	Avaya Inc. 2016 Key Employee Incentive Plan, effective April 1, 2016
10.4	Form of Participation Agreement, dated May 13, 2016, between Avaya Inc. and an executive
10.5	Form of Retention Bonus Agreement, dated May 13, 2016, between Avaya Inc. and an executive
10.6	Retention Bonus Agreement, dated May 13, 2016, between Avaya Inc. and James Chirico
10.7	Avaya Holdings Corp. Cash Long-Term Incentive Plan, effective as of May 19, 2016
10.8	Form of Avaya Holdings Corp. Long-Term Cash Award Agreement

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including statements about our future financial and operational performance, planned and unrealized future savings and well as statements about our future growth plans and drivers. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “predict,” “should,” “will” or “would” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: May 19, 2016	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Senior Vice President and Chief Financial Officer